===============================================================================



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2008

                              ONCOLOGIX TECH, INC.
                              --------------------
           (Name of Small Business Issuer as Specified in Its Charter)

         Nevada                       0-15482                    86-1006416
         ------                       -------                    ----------
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)

                                  P.O. Box 8832
                           Grand Rapids, MI 49518-8832
                           ---------------------------
                    (Address of principal executive offices)

                                 (616) 977-9933
                                 --------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))








================================================================================

Item 8.01         Other Events.

            On November 14, 2008, the Company was advised by Institut fur Umwelttechnologien GmbH, a German company ("IUT"), to whom we have previously agreed to sell all of our Oncosphere product related assets, that in view of what IUT considers to be unacceptable uncertainties with respect to the pending patent application on our licensed Oncosphere technology, is no longer willing to proceed with the acquisition of the Company's Oncosphere assets as previously agreed, but that it was desirous of renegotiating a mutually acceptable alternative arrangement relating to microspheres. It is now expected that the representatives of the Company and IUT will meet in Berlin, Germany during the second week of December with a view to reaching an alternative agreement with respect to microsphere technology.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 20, 2008

                                ONCOLOGIX TECH, INC.


                                By:  /s/ Judy Lindstrom
                                     Judy Lindstrom, President

                                By:  /s/ Michael A. Kramarz
                                     Michael A. Kramarz, Chief Financial Officer